UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 2, 2022

Date of Report (Date of earliest event reported)

Commission File Number 000-56399

brooqLy, INC.
(Exact name of registrant as specified in its charter)

Nevada	86-2265420
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

10101 S. Robert Road, Suite 209 Palos Hills, Illinois	60465
(Address of principal executive offices)	(Zip Code)

224-789-6673

(Registrant's telephone number, including area code)

My Treat, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

brooqLy, is referred to herein as “we”, “our”, or “us” or the “Registrant”.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On May 2, 2022, we dismissed BF Borgers CPA PC (“Borgers”) as our independent registered public accounting firm. The decision to dismiss Borgers was approved by our board of directors on May 2, 2022.

During Borgers’ engagement period (June 24, 2021 to May 2, 2022): (i) there were no disagreements between Borgers and us on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Borgers would have caused Borgers to make reference to the matter in a report on our financial statements; and (ii) there were no reportable events as the term described in Item 304(a)(1)(v) of Regulation S-K.

We have requested Borgers to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Registrant.  A copy of such letter, dated May 9, 2022, is filed herewith as Exhibit 16.1 and incorporated herein by reference.

On May 2, 2022, we engaged RBSM LLP, Accountants and Advisors (“RBSM”) to serve as our independent registered public accounting firm for the year ending December 31, 2022. During the fiscal year ended December 31, 2021, and from December 31, 2021 to May 2, 2022, we did not consult with RBSM regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements. The decision to engage RBSM was approved by our board of directors on May 2, 2022.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

16.1	Letter from BF Borgers CPA PC to the SEC dated May 9, 2022

104	Cover Page Interactive Data (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2022	By:	/s/ Panagiotis N. Lazaretos
Panagiotis N. Lazaretos
Chief Executive Officer

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